As filed with the Securities and Exchange Commission on October 28, 2003



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 27, 2003



                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                            0-7849                   22-1867895
   --------                            ------                   ----------
(State or other                    (Commission File           (IRS Employer
jurisdiction of                        Number)              Identification No.)
incorporation)


                   475 Steamboat Road, Greenwich, CT               06830
                   ---------------------------------               -----
               (Address of principal executive offices)          (Zip Code)



     Registrant's telephone number, including area code:      (203) 629-3000
                                                              --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 12. Results of Operation and Financial Condition

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the Company's results of operations for the third quarter of 2003. The press release was issued on October 27, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          W. R. BERKLEY CORPORATION

                                          By /s/     Eugene G. Ballard
                                             -----------------------------------
                                             Name:   Eugene G. Ballard
                                             Title:  Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer

Date:  October 28, 2003

                                  EXHIBIT INDEX

Exhibit:
-------

99.1              Press Release dated October 27, 2003